UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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EMRISE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EMRISE CORPORATION
9485 Haven Avenue, Suite 100
Rancho Cucamonga, California 91730

September     , 2008

Dear Stockholders:

Despite our improving trend in earnings, our announcement of expected profitability in the latter half of 2008, securing a $26M credit facility, the successful closing of the ACC acquisition, and the successful sale of the first of a number of non-core businesses and product lines that are currently being evaluated for possible sale to reduce acquisition debt, our stock price continues to be depressed.  We believe that a primary cause for this disappointing stock price performance is due to the ongoing risk and uncertainty of being delisted from NYSE Arca and trading on the OTC Bulletin Board (“OTCBB”) in the event of such delisting. For more than a year we have faced the uncertainty of possible delisting due to the failure of our stock to maintain the required $1.00 minimum share price. We have been fortunate that NYSE Arca has continued to support us throughout the past year and allowed us to complete the acquisition of ACC prior to seeking stockholder approval for a reverse split. However, we are now faced with the alternative of either completing a reverse split of our common stock to achieve a higher stock price or losing our NYSE Arca listing which would result in our stock being traded on the OTCBB.

The purpose of this letter is to summarize for you what we believe are the critical reasons why every stockholder should vote to approve the proposal to proceed with a reverse split of our common stock as described in the enclosed proxy statement. The key reasons for supporting this proposal are summarized below:

1.               To retain our NYSE Arca listing, which would:

•                  remove the uncertainty of de-listing and an otherwise inevitable move to the OTCBB;

•                  improve the effectiveness of investor relations activities;

•                  allow EMRISE to remain exempt from certain “BlueSky” laws in certain states, the loss of which would hinder trading as an OTCBB traded stock;

•                  provide for a larger pool of potential investors; and

•                  help brokers overcome certain compliance issues which would hinder our stock trading if we were trading as an OTCBB stock

2.               To reduce the number of outstanding shares, which would:

•                  establish a share-count more appropriate for a company our size; and

•                  improve earnings per share due to a lower share count

3.               To achieve a higher stock price, which would:

•                  help shed the negative image of stocks that trade below $1.00; and

•                  help overcome certain minimum stock-price requirements for stock purchases by institutional investors

There can be no assurances that the successful approval of this proposal and the resulting reverse stock split and higher share price will increase the overall value of EMRISE stock.   However, for the reasons stated above, I believe that our company has a much better chance of achieving a higher valuation in the future if this proposal is approved and implemented. If this proposal does not pass, NYSE Arca will initiate delisting procedures immediately, in which case, we will trade on the OTCBB and lose all of the advantages of trading on a regulated exchange as outlined above. Further, we believe that delisting by

NYSE Arca and trading on the OTCBB could cause certain institutional and other stockholders, some of whom are prohibited from owning shares of stock that trade on the OTCBB, to liquidate their stock position in EMRISE.

Accordingly, I urge you to vote your shares “FOR” this proposal. In order to pass, this proposal requires the affirmative vote of a majority of all outstanding shares of common stock as of the record date for the meeting. Therefore, it is extremely important for all stockholders to exercise their voting rights and, in doing so, to vote “FOR” this proposal.

Sincerely,

/s/ Carmine T. Oliva

Carmine T. Oliva,
President and Chief Executive Officer

EMRISE CORPORATION
9485 Haven Avenue, Suite 100
Rancho Cucamonga, California 91730

September     , 2008

Dear Stockholders:

You are cordially invited to attend a special meeting of stockholders of EMRISE Corporation that will be held on November 6, 2008 at 8:00 a.m. local time, at our headquarters located at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730. All holders of our outstanding common stock as of the close of business on September 19, 2008 are entitled to vote at the special meeting.

Enclosed are a copy of the notice of special meeting of stockholders, a proxy statement, and a proxy card.

We hope you will be able to attend the special meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the special meeting.

Sincerely,

/s/ Carmine T. Oliva

Carmine T. Oliva,
President and Chief Executive Officer

EMRISE CORPORATION
9485 Haven Avenue, Suite 100
Rancho Cucamonga, California 91730

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
to be held on November 6, 2008

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of EMRISE Corporation, a Delaware corporation, will be held at our headquarters located at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California, on November 6, 2008 at 8:00 a.m. local time, for the following purposes:

1.                                       To consider and approve an amendment to the Amended and Restated Certificate of Incorporation of EMRISE corporation to effectuate a reverse split of our issued and outstanding shares of common stock within a range to be determined by our board of directors from 1-for-     to 1-for-    , with any fractional shares that would otherwise be issuable as a result of the split being rounded up to the nearest whole share.

2.                                       To transact such other business as may properly come before the meeting or any adjournments and postponements thereof.

Our board of directors has fixed the close of business on September 19, 2008 as the record date for determining those stockholders who will be entitled to notice of and to vote at the special meeting and at any adjournments or postponements thereof.  Only holders of our common stock at the close of business on the record date are entitled to vote at the meeting. Stockholders whose shares are held in the name of a broker or other nominee and who desire to vote in person at the meeting should bring with them a legal proxy.

By Order of the Board of Directors,

/s/ D. John Donovan

D. John Donovan, Secretary

Rancho Cucamonga, California

September     , 2008

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. Returning a signed proxy card will help us secure a quorum and avoid the expense of additional proxy solicitation. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached proxy statement.

EMRISE CORPORATION
9485 HAVEN AVENUE, SUITE 100
RANCHO CUCAMONGA, CALIFORNIA 91730

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
November 6, 2008

VOTING AND PROXY

We are furnishing this proxy statement in connection with the solicitation of proxies by our board of directors for use at our special meeting of stockholders to be held at 8:00 a.m. local time on November 6, 2008, at our offices at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730, and at any and all adjournments and postponements of the meeting. This proxy statement and the accompanying notice of special meeting and proxy card are first being mailed to stockholders on or about September     , 2008.

A proxy card is enclosed for your use. The shares represented by each properly executed unrevoked proxy card will be voted as directed by the stockholder with respect to the matters described in the proxy card. If no direction is made, the shares represented by each properly executed proxy card will be voted “for” each of the proposals listed on the proxy card. Any proxy given may be revoked at any time prior to its exercise by filing with our secretary an instrument revoking the proxy or by filing a duly executed proxy card bearing a later date. Any stockholder present at the meeting who has given a proxy may withdraw it and vote his or her shares in person if he or she so desires. However, a stockholder who holds shares through a broker or other nominee must bring a legal proxy to the meeting if that stockholder desires to vote in person at the meeting.

At the close of business on September 19, 2008, the record date for determining the stockholders entitled to notice of and to vote at the special meeting, we had issued and outstanding [38,254,250] shares of common stock. Only holders of record of our common stock at the close of business on the record date are entitled to notice of and to vote at the special meeting or at any adjournments and postponements of the meeting.

Each share of our common stock issued and outstanding on the record date entitles the holder of that share to one vote at the special meeting for all matters to be voted on at the meeting. The holders of a majority of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for purposes of voting on the proposals.  Votes cast at the special meeting will be tabulated by the person or persons appointed by us to act as inspectors of election for the meeting.  Shares of our common stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the meeting.

An “abstention” is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote.  “Broker non-votes” are shares of voting stock held in record name by brokers and nominees concerning which: (i) the brokers or nominees do not have discretionary voting power under applicable rules or the instruments under which they serve in such capacity and instructions have not been received from the beneficial owners or persons entitled to vote; or (ii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter.

On proposal 1, which requires approval of the affirmative vote of a majority of the outstanding shares entitled to vote at the special meeting, the effect of either an abstention or a broker non-vote will be the same as a vote “against” the proposal, because an absolute number of affirmative votes is required, regardless of how many votes are cast, and abstentions and broker non-votes are not affirmative votes.

We will pay the expenses of soliciting proxies for the special meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail or by telephone, or by our directors, officers and regular employees who will not be additionally compensated.  We have no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but we reserve the option to do so if it appears that a quorum otherwise might not be obtained.  The matters to be considered and acted upon at the special meeting are referred to in the preceding notice and are discussed below more fully.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership Table

Except as otherwise indicated in the related footnotes, the following table sets forth information with respect to the beneficial ownership of our common stock as of September 19, 2008, by:

•                  each person known by us to beneficially own more than 5% of the outstanding shares of our common stock;

•                  each of our directors, including our director nominees;

•                  each of the named executive officers in the summary compensation table contained above; and

•                  all of our directors, our director nominees and our executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting or dispositive power with respect to the securities.  To our knowledge, except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and dispositive power with respect to all shares of common stock shown as beneficially owned by them.  Except as indicated in the discussion of contractual beneficial ownership limitations below and except as indicated in the footnotes to the table below, shares of common stock underlying derivative securities, if any, that currently are exercisable or convertible or are scheduled to become exercisable or convertible for or into shares of common stock within 60 days after the date of the table are deemed to be outstanding in calculating the percentage ownership of each listed person or group but are not deemed to be outstanding as to any other person or group.  Percentage of beneficial ownership is based on [38,254,250] shares of common stock outstanding as of the date of the table.

The address of each of the following stockholders, unless otherwise indicated in the footnotes to the table, is c/o EMRISE Corporation, 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730.  Messrs. Oliva, Finnegan, Baskin, and Mahmarian are directors of EMRISE Corporation.  Messrs. Oliva, Donovan and Jefferies are named executive officers and current executive officers of EMRISE Corporation.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Carmine T. Oliva	[1,483,305	](1)	[3.85	]%
Laurence P. Finnegan, Jr.	[270,171	](2)	*
Otis W. Baskin	[95,000	](3)	*
Richard E. Mahmarian	[60,000	](4)	*
Graham Jefferies	[207,276	](5)	*
D. John Donovan	[56,604	](6)	*
Austin W. Marxe and David M. Greenhouse	[4,096,720	](7)	[10.70	]%
Private Equity Management Group LLC	[2,909,090	](8)	[7.07	]%
Gruber and McBaine Capital Management, LLC, Jon D. Gruber, J. Patterson McBaine and Eric B. Swergold	[2,343,200	](9)	[6.07	]%
All executive officers and directors as a group (6 persons)	[2,172,356	](10)	[5.56	]%

*         Less than 1.00%

(1)      Includes 81,889 shares held individually by Mr. Oliva’s spouse, and 229,000 shares underlying options.

(2)      Includes 216,000 shares underlying options.

(3)      Includes 85,000 shares underlying options.

(4)      Includes 50,000 shares underlying options.

(5)      Includes 204,000 shares underlying options.

(6)      Includes 50,000 shares underlying options.

(7)      Based on share beneficial ownership information contained in a Schedule 13G/A filed February 13, 2008 and a Form 4 filed on February 21, 2008 by Austin W. Marxe and David M. Greenhouse, the controlling principals of AWM Investment Company, Inc. (“AWM”).  AWM serves as the general partner of MGP Advisers Limited Partnership, the general partner of and investment advisor to Special Situations Fund III QP, L.P. and Special Situations Fund III, L.P.  Messrs. Marxe and Greenhouse share voting and investment power over 3,753,416 shares of common stock owned by Special Situations Fund III QP, L.P. and 343,304 shares of common stock owned by Special Situations Fund III, L.P.  Messrs. Marxe and Greenhouse have indicated their respective interests in the shares owned by that fund is limited to the extent of their respective pecuniary interest. The address for Messrs. Marxe and Greenhouse is 527 Madison Avenue, Suite 2600, New York, New York 10022.

(8)      Based on share beneficial ownership information contained in a Schedule 13G filed February 11, 2008, by Private Equity Management Group LLC (“PEM”).  PEM has indicated that it is deemed to be the beneficial owner of an aggregate of 2,909,090 shares underlying warrants, over which Danny Pang, Robert Anderson, Wilbur Quon, Todd Gillespie, Peter Paul Mendel, Lian-Hung Chan, Yuan-Feng Sandra Chang and Anthony Bufinsky, as members of PEM, acting by majority in membership interests may be deemed to have the power to vote or direct the vote and the power to dispose or to direct the disposition of the shares.  The address for PEM is One Park Plaza, Suite 550, Irvine, California 92614.

(9)      Based in part on share beneficial ownership information contained in a Schedule 13G filed January 23, 2008, in which Gruber and McBaine Capital Management, LLC (“GMCM”), Jon D. Gruber, J. Patterson McBaine and Eric B. Swergold indicated that they constitute a group, each of whom shares voting and dispositive power over 1,695,800 outstanding shares. Also, Mr. Gruber and Mr. McBaine indicated they have sole voting and dispositive power over an additional 287,650 and 22,250 shares of our common stock, respectively. In addition, warrants to purchase shares of our common stock were beneficially owned as follows: Gruber and McBaine International – 50,000; Mr. Gruber – 41,250; Mr. McBaine – 21,250; and Lagunitas Partners LP, an investment limited partnership of which GMCM is the general partner – 225,000. The warrants contain provisions limiting the exercise of the warrants to the extent necessary to insure that following the exercise, the total number of shares of common stock then beneficially owned by the warrant holder and its affiliates and others whose beneficial ownership would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act does not exceed 9.999% of the total number of then issued and outstanding shares of our common stock (including for such purpose the shares of common stock issuable upon such exercise or call).  The 9.999% beneficial ownership limitation may not be waived.  However, the beneficial ownership limitation does not preclude a holder from exercising a warrant and selling the shares underlying the warrant in stages over time where each stage does not cause the holder and its affiliates to beneficially own shares in excess of the limitation amount. GMCM is a registered investment advisor whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of shares of our common stock. Messrs. Gruber and McBaine indicated they were the managers, controlling persons and portfolio managers of GMCM. No individual client’s holdings of our common stock were more than 5.0% of our outstanding common stock. The address for these beneficial owners is 50 Osgood Place, Penthouse, San Francisco, California 94133.

(10)    Includes 834,000 shares underlying options and 81,889 outstanding shares held individually by Mr. Oliva’s wife.

PROPOSAL 1
REVERSE SPLIT

Our board has approved an amendment to our Amended and Restated Certificate of Incorporation to effectuate a reverse split of our issued and outstanding shares of common stock within a range of 1-for-     to 1-for-    , with any fractional shares that would otherwise be issuable as a result of the split being rounded up to the nearest whole share so as to avoid cashing out holders who may own less than the number of shares needed to constitute one post-split share.  Under Delaware corporate law, stockholder approval is required for the reverse split.  Holders of certificated shares may exchange their certificates for post-split certificates following the reverse split.

Our board of directors believes that the reverse split is in the best interests of our company and our stockholders in order to regain compliance with NYSE Arca’s quantitative listing standards and reduce the total number of shares outstanding to a level more appropriate for a company our size.

We believe that the reverse split will allow us to regain compliance with NYSE Arca’s quantitative listing standards that require, among other things, that listed companies maintain a minimum closing share price of $1.00. If we do not successfully conduct a reverse split of our common stock or take other appropriate actions that increase our stock price, or if we fail to meet other NYSE Arca requirements, we will be involuntarily delisted from NYSE Arca.

We intend that if approved by our stockholders, the reverse split would be effected as soon as practicable after stockholder approval is obtained, unless our board of directors determines the reverse split is no longer necessary or determines that the reverse split is not in the best interests of our stockholders. The Articles Amendment would be effective upon filing with the Secretary of State of Delaware an appropriate amendment to our Amended and Restated Certificate of Incorporation.  A copy of the form of the certificate of amendment to the Amended and Restated Certificate of Incorporation is set forth in Appendix A to this proxy statement.

The approval of the adoption of the amendment to our Amended and Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of outstanding shares of our common stock on the record date.

Pre-Split Authorized and Outstanding Common Stock and Derivative Securities

Our authorized capital stock currently consists of 150,000,000 shares of common stock, $0.0033 par value, and 10,000,000 shares of undesignated preferred stock, $0.01 par value.  As of September 19, 2008, we had [38,254,250] shares of common stock issued and outstanding, no shares of preferred stock issued and outstanding and [                          ] shares of common stock reserved for issuance under outstanding options and warrants.

Potential Anti-Takeover and Other Effects

The consummation of the reverse split will result in an increase in the number of shares available for issuance, in connection with a merger or otherwise.  The magnitude of this increase will depend upon the ratio (from 1-for-       to 1-for-      ) selected by our board of directors for the reverse split, which in turn will depend upon the ratio needed to facilitate compliance with applicable NYSE Arca continued listing requirements.  We anticipate that a ratio at or near the 1-for-     end of the range may be required in order to regain compliance with NYSE Arca’s continued listing requirements and reduce the total number of shares outstanding to a level more appropriate for a company our size.

The additional authorized shares of common stock that would become available if this proposed reverse split amendment is approved by our stockholders and filed with the Delaware Secretary of State may be issued from time to time as our board of directors may determine, without prior notice to or further action of our stockholders. The issuance of any or all of these additional available shares of common stock from time to time would cause dilution to the voting rights and earnings per share of our outstanding shares of common stock.  However, we believe that approval of the reverse split of our common stock is in the best interests of our company and our stockholders because the increase would make additional shares of common stock available for issuance in additional acquisitions or financings that could be used to enhance our business and results of operations.

Additional shares would also be available for present and future benefit programs designed to attract, motivate and retain talented employees and directors, and for other corporate purposes. Although we have no definitive plans to utilize additional available shares to entrench present management, we may, in the future, be able to use the additional available shares of common stock as a defensive tactic against hostile takeover attempts by issuing additional shares under a stockholder rights plan, in a private placement or in another transaction that causes substantial dilution to a person or group that attempts to acquire control of our company through a merger or tender offer on terms or in a manner not approved by our board of directors, whether or not our stockholders favorably view the change in control, merger or tender offer. The availability of additional shares of common stock will have no current anti-takeover effect, because no hostile takeover attempts are, to our management’s knowledge, currently threatened.

We currently have a number of provisions in our charter documents that can, in some circumstances, operate as anti-takeover defenses. For example, consistent with Delaware corporate law, we do not have cumulative voting provisions in either our bylaws or certificate of incorporation.  Under our certificate of incorporation (i) our board of directors is classified into three classes of staggered terms and (ii) members of our board of directors may not be removed without cause by stockholder vote, thereby making it is more difficult for stockholders to control the membership of our board of directors.  Under our bylaws, special meetings of stockholders may be called only by our board of directors, any by certain of our officers, or by holders of shares entitled to cast not less than 10% of the votes at the meeting.  We also have advance notice provisions in our bylaws, as described under the heading “Stockholder Proposals” at page [    ], which restrict stockholders’ rights to present director nominations or stockholder proposals at our stockholders’ meetings.  Additionally, our board of directors’ ability to authorize undesignated preferred stock, pursuant to our certificate of incorporation, makes it possible for our board of directors to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to acquire the Company.

Section 203 of the Delaware corporate law prohibits us from engaging in business combinations with interested stockholders, as defined by statute. These provisions may have the effect of delaying or preventing a change in control of our company without action by our stockholders, even if a change in control would be beneficial to our stockholders.

Our stockholders do not possess preemptive rights that would entitle such persons, as a matter of right, to subscribe for the purchase of any shares, rights, warrants or other securities or obligations convertible into, or exchangeable for, securities of our company.  We do not presently have plans to propose the adoption of other anti-takeover measures in future proxy solicitations.

Required Vote and Board Recommendation

The affirmative vote of a majority of the shares of our common stock entitled to vote on this proposal will constitute stockholder approval of this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

OTHER MATTERS

The board knows of no matter to come before the special meeting other than as specified in this proxy statement. If other business should, however, be properly brought before the meeting, the persons voting the proxies will vote them in accordance with their best judgment.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a–8 under the Exchange Act, proposals by stockholders that are intended for inclusion in our proxy statement and proxy card and to be presented at our next annual meeting need to be received by us no later than 120 calendar days in advance of the one-year anniversary of the date our proxy statement for our 2008 annual meeting in order to be considered for inclusion in our proxy materials relating to the next annual meeting. Proposals intended for inclusion in our proxy statement and proxy card for our 2009 annual meeting must be addressed to our secretary at our corporate headquarters and may be included in next year’s annual meeting proxy materials if they comply with rules and regulations of the Securities and Exchange Commission governing stockholder proposals.

Proposals by stockholders that are not intended for inclusion in our proxy materials may be made by any stockholder who timely and completely complies with the notice procedures contained in our bylaws, was a stockholder of record at the time of giving of notice and is entitled to vote at the meeting, so long as the proposal is a proper matter for stockholder action and the stockholder otherwise complies with the provisions of our bylaws and applicable law. However, stockholder nominations of persons for election to our board of directors at a special meeting may only be made if our board of directors has determined that directors are to be elected at the special meeting.

To be timely, a stockholder’s notice regarding a proposal not intended for inclusion in our proxy materials must be delivered to our secretary at our corporate headquarters not later than:

•      Typically in the case of an annual meeting, not less than 60 days nor more than 120 days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date, provided, however, that if less than 70 days notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be delivered not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made.

•      In the case of a special meeting, the close of business on the 7th day following the day on which we first publicly announce the date of the special meeting.

Except as otherwise provided by law, if the chairperson of the meeting determines that a nomination or any business proposed to be brought before a meeting was not made or proposed in accordance with the procedures set forth in our bylaws and summarized above, the chairperson may prohibit the nomination or proposal from being presented at the meeting.

ANNUAL REPORT AND AVAILABLE INFORMATION

We are subject to the informational requirements of the Exchange Act. In accordance with that act, we file reports, proxy statements and other information with the Securities and Exchange Commission. These materials can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. Our common stock trades on NYSE Arca under the symbol “ERI.”

A copy of those reports (without exhibits) will be furnished by first class mail, without charge, to any person from whom the accompanying proxy is solicited upon written or oral request to EMRISE Corporation, 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730, Attention: Vice President Finance and Administration, telephone (909) 987-9220. If exhibit copies are requested, a copying charge of $0.20 per page will be made. In addition, all of our public filings, including our annual report on Form 10-K, can be found free of charge on the Securities and Exchange Commission’s website at http://www.sec.gov.

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

APPENDIX A

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
EMRISE CORPORATION
a Delaware corporation

The undersigned, Carmine T. Oliva, hereby certifies that:

1.             He is the president and Chief Executive Officer of EMRISE Corporation, a Delaware corporation (the “Corporation”).

2.             Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the existing first paragraph and replacing it in its entirety with the following:

“The corporation is authorized to issue one class of capital stock to be designated “Common Stock” and another class of capital stock to be designated “Preferred Stock.” The total number of shares of Common Stock that the corporation is authorized to issue is one hundred fifty million (150,000,000), with a par value of $.0033 per share. The total number of shares of Preferred Stock that the corporation is authorized to issue is ten million (10,000,000), with a par value of $.01 per share.

Effective as of                   , 2008, each                issued and outstanding shares of Common Stock at such time shall be automatically reclassified and changed into One (1) share of Common Stock, without any action by the holder thereof, provided, however, that fractional shares shall be rounded up to the nearest whole share.

3.             The foregoing amendment to the Amended and Restated Certificate of Incorporation of the Corporation has been duly adopted in accordance with the provisions of Sections 245 and 242 of the General Corporation Law of the State of Delaware by the directors and stockholders of the corporation

I further declare under penalty of perjury under the laws of the State of Delaware that the matters set forth in this certificate are true and correct of my own knowledge.

Dated as of                      , 2008

Carmine T. Oliva, President and Chief Executive Officer

A-1

APPENDIX B

PROXY - EMRISE CORPORATION

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 6, 2008

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Carmine T. Oliva and D. John Donovan, or either of them individually, as the attorney, agent and proxy holder of the undersigned, with the power to appoint his substitute, to represent and vote, as designated below, all shares of common stock of EMRISE Corporation, a Delaware corporation (the “Company”), held of record by the undersigned at the close of business on September 19, 2008, at the special meeting of stockholders to be held at the Company’s headquarters located at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730 on November 6, 2008, at 8:00 a.m. local time, and at any and all adjournments and postponements thereof. The Company’s board of directors recommends a vote FOR each of the proposals indicated herein.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THIS PROXY CARD ARE HEREBY EXPRESSLY REVOKED. THIS PROXY CARD MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY CARD OR BY VOTING AT THE SPECIAL MEETING IN PERSON. HOWEVER, A STOCKHOLDER WHO HOLDS SHARES THROUGH A BROKER OR OTHER NOMINEE MUST BRING A LEGAL PROXY TO THE MEETING IF THAT STOCKHOLDER DESIRES TO VOTE IN PERSON AT THE MEETING.

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Special Meeting Proxy Card

A.  Proposal 1 – Reverse split. The Board of Directors recommends a vote FOR the proposal below.

1.             To consider and approve an amendment to the Amended and Restated Certificate of Incorporation of EMRISE corporation to effectuate a reverse split of our issued and outstanding shares of common stock within a range to be determined by our board of directors from 1-for-     to 1-for-      , with any fractional shares that would otherwise be issuable as a result of the split being rounded up to the nearest whole share.

                ☐   FOR            ☐   AGAINST              ☐   WITHHOLD

B.  Non-Voting Items

Change of Address – Please print your new address below.

Meeting Attendance – Mark the box to the right if you plan to attend the Special Meeting. ☐

D.  Authorized Signatures – This section must be completed for your vote to be counted. –Date and Sign Below

Please mark, date, sign and return this proxy card promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy):        /        /2008

Signature 1 – Please keep signature within the box              Signature 2 – Please keep signature within the box

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